UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange

Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020

Commission File Number: 000-56142

OBITX, INC.
(Exact name of registrant as specified in charter)

Delaware	82-1091922
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3027 US Highway 17 Fleming Island, FL	32003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (321) 802-2474

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

As used in this report, the terms “Company,” “our company,” “us,” “OBITX,”, “we” and “our” refer to OBITX, Inc. unless the context requires otherwise

Item 4.01 Change in Registrant’s Auditors.

(a) Resignation of Independent Registered Public Accountant

On December 10, 2020, M&K CPAS, PLLC (“M&K CPAS”) resigned as the independent registered public accounting firm of OBITX, Inc., effective on such date.

During the year ended January 31, 2020 there were no disagreements with M&K CPAS (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K CPAS, would have caused them to make a reference thereto in their report on financial statements for such year.

During the year ended January 31, 2020 and through December 10, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided M&K CPAS with a copy of this report and has requested that M&K CPAS furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the content of this report.

On December 15, 2020, M&K CPAS provided the Company with the letter addressed to the SEC stating that they are in agreement with the statements contained therein and they have no basis to agree or disagree with other statements of the registrant contained therein.

(b) Engagement of Independent Registered Public Accountant

On December 10, 2020, the Board approved the appointment of Weinstein International CPA (“Weinstein International”) as the Company’s new independent registered public accounting firm.

During the most recent fiscal years ended January 31, 2020, prior to the engagement of Weinstein International, the Company did not consult with Weinstein International with regard to (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; and further, Weinstein International has not provided written or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of M&K CPAS to the Securities and Exchange Commission dated December 10, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBITX, INC.

Date: December 15, 2020	By:	/s/ Michael Hawkins
Michael Hawkins
Chief Executive Officer

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